

INVESTOR PRESENTATION | APRIL 2022

FORWARD-LOOKING STATEMENTS

Forward-looking statements regarding the Company's future performance; expectations with respect to sales, PPA growth, and profit margins; our ability to mitigate the risks of supply chain disruptions; our ability to deliver an improved Guest experience and differentiate the impact of our recently launched digital ecosystem, including our mobile app, new website ordering experience, and new loyalty platform, to drive a higher ROI on our digital media investments; continue supporting the ongoing execution of our business strategy; the Company's plans for future new unit growth; the anticipated sales growth, costs, profitability, and timing of the Donatos® expansion; and all other statements that are not historical facts are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as "expect," "believe," "anticipate," "intend," "plan," "project," "could," "should," "will," "outlook" or "estimate," or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the impact of COVID-19 and new variants on our results of operations; the impact of supply chain disruptions and inflation; the effectiveness of the Company's strategic initiatives, operational improvement initiatives; our ability to recruit, staff, train, and retain our workforce for service execution; the effectiveness and timing of the Company's marketing strategies and promotions; menu changes and pricing strategy the implementation, rollout, and timing of new technology solutions, including off-premises enhancements; our ability to achieve revenue and cost savings from off-premises sales and other initiatives; competition in the casual dining market and discounting by competitors; changes in consumer spending trends and habits; changes in the availability and cost of food products, labor, and energy; general economic and operating conditions, including changes in consumer disposable income, weather conditions, and other events affecting the regions where our restaurants are operated; changes in federal, state, or local laws and regulations affecting the operation of our restaurants, including minimum wage and tip credit minimum wage, consumer and occupational health and safety regulations, health insurance coverage and other benefits, and employment eligibility-related documentation requirements; costs and other effects of legal claims by Team Members, franchisees, customers, vendors, stockholders, and others, including negative publicity regarding food safety or cyber security; and other risk factors described from time to time in the Company's Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission.

This presentation also contains non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of the Company's financial performance, identifying trends in results, and providing meaningful period-to-period comparisons. For a reconciliation of non-GAAP measures presented in this document, see the Appendix of this presentation or the Schedules to the Q3 press release posted on redrobin.com.

Red Robin

RED ROBIN AT A GLANCE



British Columbia
Alaska

FOUNDED/HEADQUARTERS	1969/DENVER, CO
GEOGRAPHICAL PRESENCE(1)	44 STATES 1 CANADIAN PROVINCE
RESTAURANTS(1)	531 RESTAURANTS
RESTAURANT PROFILE MIX(1)	81% COMPANY-OWNED 19% FRANCHISE-OWNED
Q4'21 RESTAURANT SALES MIX(3)	69% DINE-IN 31% OFF-PREMISES
Q4'21 DINE-IN/OFF-PREMISES AVERAGE GUEST CHECK(3)	$35.81/$28.72
FY2019/FY2021 TOTAL REVENUE	$1.3B/$1.2B
FY2019/FY2021 ADJUSTED EBITDA	$101M/$64M
FY2019/FY2021 RESTAURANT MARGIN (3)	17.9%/14.3%
FY2019/FY2021 AVG. UNIT VOLUME (2)	$2.8M/$2.7M
AVERAGE RESTAURANT SIZE(3)	6,300 SQ. FT.
LISTED EXCHANGE	NASDAQ Global Select Market

Red Robin

1) Represents total system, including Company owned and Franchise locations
2) Comparable Company-owned restaurants as of 12/26/2021
3) Total Company-owned restaurants

RED ROBIN HAS A NATIONAL FOOTPRINT, WITH A WEST COAST CONCENTRATION

- Large footprint on the West Coast / Pacific Northwest
- CA, WA, CO, AZ and OR represent 44% of total revenue and 35% of total restaurants
- Diversified footprint and balanced performance across states outside those markets
- 24 states with at least 5 Company-owned restaurants
- $2.7M 2021 average unit volume across all markets
- Impacted by the pandemic in 1H 2021 more than CDR peers as the Company's key Western states were among the last to lift indoor dining restrictions

REVENUE IN TOP 10 MARKETS ($M)



Indoor dining capacity restrictions in place until June 15th
Indoor dining capacity restrictions in place until June 30th; impacted in 2021 by Supply Chain distribution challenges
Indoor dining capacity restrictions in place until end of May
Indoor dining capacity restrictions in place until June 30th; impacted in 2021 by Supply Chain distribution challenges
$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$181.1
$136.0
$71.1
$59.8
$48.3
$47.7
$46.4
$44.7
$43.0
$41.0
CA
WA
CO
AZ
VA
OR
OH
FL
TX
IL

	CA	WA	CO	AZ	VA	OR	OH	FL	TX	IL
Rev./Store ($M)	$3.1	$3.5	$3.2	$3.5	$2.4	$3.2	$2.6	$2.4	$2.1	$1.9

* Represents Fiscal Year 2021 Sales for Comparable Company-owned Restaurants.

Q4 BUSINESS REVIEW

Continuing to make progress on our strategic plan, despite industry-wide pressures and continued COVID-19 variant concerns.

- Comparable restaurant revenue in Q4 2021 increased 40.1% compared to 2020. Restaurants that were at or above 2019 staffing levels had comparable restaurant revenues of 49.3%, compared to 2020.
- Seventh consecutive quarter of sustained off-premises sales of more than double pre-pandemic levels, with off-premises sales mix of 31.4% compared to approximately 14.0% in the fourth quarter of 2019.
- Comparable restaurant revenue improved to 5.3% in Period Two ("P2") of 2022 compared to P2 of 2019, from a decrease of 1.1% in P1 2022 compared to P1 2019 as Omicron receded.
- Added Donatos® to 120 locations in 2021, bringing our total to 198 Company-owned restaurants.
- Launched Red Robin's **first mobile app** on iOS and Android, a **new loyalty platform,** and **a new website ordering experience.**
- Our number-one priority is to ensure that restaurants are **optimally staffed**, with a focus on training and retention.
    - Prescriptive plan in place for restaurants that are not fully staffed.
    - Removing obstacles for general managers, improving wage policies and training programs, and increasing our talent pool.
- Prioritizing proactively mitigating ad-hoc risks of certain supply chain disruptions as they arise by managing product needs through additional suppliers and approved substitutes that meet our high-quality standards, and securing equipment to continue our Donatos® rollout.

Red Robin

OUR SHAREHOLDER VALUE PROPOSITION

Successfully navigating the challenges of the COVID-19 Pandemic while emerging with an **improved enterprise business model.**

STRONG BRAND EQUITY

- The Red Robin Guest is a robust, diverse, and multi-generational demographic.
- Positioned well for future growth with core guest base comprised of Gen X (ages 42-55), Millennials (ages 24-41) and Gen Z ages (10-23).
- One of the largest industry loyalty programs with more than 10 million members.

STRATEGIC GROWTH INITIATIVES

- Rolling out Donatos® pizza, a proven growth catalyst, to approximately 400 total restaurants by 2024.
- Launched Red Robin's first integrated Digital Ecosystem (two new mobile apps, new website ordering experience and new loyalty platform).
- Sustaining Off-Premises sales volumes of approximately 30%; more than double pre-pandemic levels.
- Launched three Virtual Brands in 2021 with approximately 70% of Guests never having visited Red Robin before.
- Will leverage new prototype design for disciplined new restaurant growth in the future.

IMPROVING BUSINESS MODEL & RESTAURANT ECONOMICS

- Structurally improved restaurant and enterprise level margin for the long-term once sales and inflation normalize.
  - Implemented more efficient management labor structure, reduced menu and renegotiated leases.
  - Through 2021, permanently closed 42 underperforming Company-owned restaurants since the beginning of 2019.
  - Re-franchised 12 Company owned restaurants in Canada market in 2019.
- Strategic shift to primarily Digital Marketing drove increased traffic and ROI.
- Introduced new limited-time offerings that are exceeding expectations and becoming top-selling menu items
- Implemented technology enhancements and modular heart-of-house training program to reduce time to hire, flatten the learning curve for new Team Members and increase retention.

BALANCED CAPITAL ALLOCATION STRATEGY

- Invest in high ROI growth initiatives to generate free cash flow.
- Continue to prudently reinvest in our restaurants and infrastructure with maintenance and systems capital.
- In March 2022, completed a new $225 million, five-year credit agreement, giving us financial flexibility to strategically invest in our business.

EXPERIENCED MANAGEMENT TEAM AND HIGHLY ENGAGED BOARD

- Highly experienced management team with 20+ years of industry experience on average.
- CEO with proven track record of leading change and creating substantial shareholder value.
- Six board members are current and former CEOs/CFOs.

Red Robin

STRATEGIC GROWTH INITIATIVES

Red Robin

RED ROBIN STRATEGIC PILLARS



TEAM MEMBERS

Be the **Employer of Choice** in the Industry.



FOOD

Deliver a Variety of **Gourmet Burgers** and **Mainstream Favorites** that Guests Love.



GUESTS

Create **Relevant, Personalized and Memorable** Guest Experiences.



FOUNDATION

Execute **Profitable Growth** Platforms.

Red Robin

TEAM MEMBER VALUE PROPOSITION

Employer of Choice

- Attract, grow and retain the best talent through a compelling employer brand, a fulfilling team-member experience and a high-performance culture.

Future Benefits

- Improved ability to attract or grow professional talent to support future business strategy.
- Improving Team Member retention increases Guest satisfaction (proven correlation).
- Aligns with the Company's ESG Strategy as provided in our 2021 sustainability report.



RED ROBIN HAS A COMPELLING GUEST PROPOSITION



WHO WE ARE

- We believe nothing brings people together like **burgers and fun around our tables.**
- For us, that means delivering burgers and mainstream favorites in a casual, playful atmosphere.



THE PEOPLE WE SERVE

- The Red Robin Guest represents a **robust, diverse, and multigenerational demographic** seeking time with those closest to them.
- Focused attention on primary demographic of Gen X, Millennials, and Centennials[1] which **positions us well for further growth.**



WHY WE EXIST

- To create memorable moments connecting family, friends, and fun.



WHAT NEED WE FULFILL

- Our guests share a hunger for moments of **connection.**

[1] Gen X includes ages 42–55, Millennials include ages 24–41 and Centennials include ages 10–23.

Red Robin

WE ARE FOCUSED ON DELIVERING OUR BRAND PROMISE



Red Robin

SERVICE

Leverage our Total Guest Experience ("TGX") hospitality program to deliver fun and playful service that is tailored to our Guests' time and occasion. Restaurant technology enhancements have enabled us to implement a seamless and frictionless experience for the off-premises channel.



MENU

We are burgers first and foremost, better than anyone else, with a creative take on traditional. But we also offer other mainstream favorites, like shareable pizza, wings, milkshakes and beer.



event.full

MESSAGING

"All the Fulls" campaign showcases the soul of the brand, delivering the brand promise: memorable moments connecting family, friends and fun, and a digital media strategy that reaches Guests where and how they consume media.

Red Robin

MENU INNOVATION AND PRODUCT QUALITY

Delivers an improved Guest experience and differentiates the Brand.

- Continued focus on product quality and meaningful menu innovation that is compelling to Guests and easy for operations teams to execute.
- Innovation in limited time offerings (LTOs) leading with innovative gourmet burgers is differentiating the brand and resonating with guests.
    - Launched the LTO Scorpion Gourmet Burger in Q3 2021, which rose to the #5 mixing burger on Red Robin's extensive menu of 25+ burgers. It has since earned its place on the permanent menu and is continuing to have strong performance.
    - Introduced the LTO Cheesy Bacon Fondue Burger in Q4 2021, which quickly gained guest interest and was the #3 mixing burger in the first week. It was so successful, that it was extended to run 20 weeks. This LTO is Red Robin's strongest performing LTO burger in the past decade.
- Expand Donatos® pizza category offering to approximately 50 locations throughout 2022 to further strengthen our brand promise with a shareable and off-premise offering.
- Offer quality burgers and alternative protein options based on consumer preferences and environmental impact, and implementing sustainable packaging, aligning with ESG priority.
- Deliver operational wins in the kitchen and bar that improve ticket times and pace of experience.
- Deliver business objectives including margin and PPA growth.



Scorpion Gourmet Burger

DIGITAL ECOSYSTEM

An advanced digital strategy has created an integrated and seamless digital ecosystem for our Guests.

TECHNOLOGY

Drives profitable sales growth by improving the digital Guest experience and leveraging technology across the consumer journey in-restaurant and off-premises.

Iterative design with ongoing innovations and improvements following the initial launch.

MOBILE APP/ WEBSITE

Designed to generate higher order conversion while offering superior suggested upsell capabilities.

Marketing began in 2022 to drive awareness and trial of the new app and website ordering experience.

DIGITAL GUEST EXPERIENCE

Improved and more relevant integrated digital Guest experience soft-launched in Q4 2021 and will drive incremental frequency, traffic and Guest check.

LOYALTY EVOLUTION

Our robust loyalty program allows us to engage with our Guests through relevant and personalized content and offers.

The Red Robin loyalty program drives incremental visits through targeted marketing to our loyalty members based on purchasing history.

- One of the largest loyalty programs in CDR with **over 10 million members.**
- Sends fewer, more targeted emails and SMS driving increased visit frequency among most loyal Guests, and increased return rate of lapsed Guests.
- Royalty members spend approximately 3X more than non-members over the course of a year.
- New **all-time high levels** of Guest engagement in 2021.
- Annual opportunity for at least **$4 million in revenue** if only 3% of loyalty members visit one more time.


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DIGITAL MARKETING

Focused on driving consumers through the purchase funnel with higher conversion.

- We will capitalize on digital media learnings from 2021 to target best-performing audiences with the best-performing tactics, driving awareness, consideration and conversion.
- Support key business initiatives like the new mobile app launch, new website, menu innovation, Donatos® and off-premises
  - Q1/Q2 media activation planned for mobile app launch.
  - New website launched Q1 2022.
- New app and website provides an improved user experience through the purchase funnel, driving an even higher ROI with our digital media investments.
- Continue supplemental local support where and when needed to address business opportunities like driving traffic, hiring support and Donatos® launch.
- Leverage richer data and consumer insights to refine CRM and audience segments, enhancing media customer journeys and messaging strategy.
- Evolving organic social media and content strategy; deploying with test and learn approach starting in Q1 2022.


Red Robin
SAMSUNG
GOOD AFTERNOON, JESSICA
WELCOME BACK TO RED ROBIN
JUST SAY CHEESE

PACED NRO GROWTH

Developing a real estate pipeline for resuming new unit growth.

In Q4 2021, we opened a high-volume restaurant that utilizes a new prototype configuration with design enhancements that improve dine-in and off-premises, plus an optimized kitchen layout.

- Through Period 2, achieved average weekly sales of over $80,000

We are leveraging the new prototype to begin modest growth in 2023 and, with proven results, will accelerate development in 2024 and beyond.


Red Robin
GOURMET BURGERS AND BREWS
To-Go




TO-GO
PICKUP

CONTINUING THE ROLLOUT OF DONATOS®

A win for Guests, Team Members and shareholders.

Guest: Fulfills a need and is brand appropriate

- Strengthens brand positioning
- High satisfaction with quality pizza
- Enhances overall menu appeal and value perception
- Drives check and incremental visits among current users
- Leverages strong demand for off-premises

Team Members: Product is well-engineered for consistent execution

Shareholders: Proven profitable sales catalyst that will deliver significant value creation

- Restaurants that have been serving Donatos® pizza prior to 2021 are continuing to benefit from growing incremental sales beyond their first year as operations mature and brand affinity grows, with comparable restaurant revenue up 8.1% in Q4 2021 compared to 2019 in restaurants without supply chain impacts.
- With our rollout complete by 2024, annual pizza sales will generate >$60 million and profitability of >$25 million
- Capital of $140K and pre-opening expense of $12K per restaurant with 3-4 year payback period
- Incremental marketing spend of $30K per restaurant in first year
- Incremental gross margin of approximately $45K per year per restaurant in second year and beyond
- Checks with pizza are approximately $10 higher



OFF-PREMISES AND RESTAURANT REFRESHES

Continued off-premises strength through operations and technology improvements, leveraging our three virtual brands and growing catering business as people return to office environments.



OFF-PREMISES SALES

Successfully maintaining high level of off-premises sales at approximately 30% of sales, with seven consecutive quarters of over double pre-pandemic levels.


RED BOX

OFF-PREMISES CHANNELS

To-Go

3rd-Party

RR Delivery

Virtual Brands

Catering

Digital Ecosystem


TO-GO PICKUP
TO-GO PICKUP

RESTAURANT REFRESHES

Continue to invest in evolving and improving our Guest experience by establishing an annual refresh program for our existing restaurants.

Rollout sequencing will be prioritized by high-volume, profitable markets, while taking into consideration the chronological age of the system.

IMPROVING BUSINESS MODEL AND RESTAURANT ECONOMICS

With the onset of the pandemic, we **structurally improved restaurant and enterprise level margin** for the long-term once sales and inflation normalize.

- Implemented more efficient management labor structure, reduced menu and renegotiated leases
- Permanently closed 42 underperforming Company owned restaurants since the beginning of 2019.
- Refranchised 12 Company-owned restaurants in Canada market.
- Will return to 2019 restaurant margins in 2023, with enterprise margin expansion thereafter.

Our number-one priority is ensuring **restaurants are optimally staffed**, Team Members are well-trained and obstacles are removed for our General Managers.

- Implemented technology enhancements and modular heart-of-house training program to reduce time to hire, flatten the learning curve for new Team Members and increase retention.
- Key to consistent execution of our TGX hospitality standard to deliver a great Guest experience.

Red Robin

WE HAVE A BALANCED CAPITAL ALLOCATION STRATEGY

Implemented Donatos® pizza in approximately 120 restaurants in 2021, with 41 in Q2 and approximately 80 in Q3 and Q4.

Investing in digital guest and operational technology solutions and off-premises execution.

Reinvesting in our restaurants and infrastructure with maintenance and systems capital.

2021 new restaurant prototype and proven financial returns will support Company and franchise development.

In March 2022, completed a new $225 million, five-year credit agreement, giving us financial flexibility to strategically invest in our business.

Red Robin

EXPERIENCED MANAGEMENT TEAM AND HIGHLY ENGAGED BOARD

Red Robin

HIGHLY EXPERIENCED LEADERSHIP TEAM COMMITTED TO DELIVERING SUCCESS



PAUL MURPHY III

President, Chief Executive Officer and Director

- Restaurant executive with more than 20 years of experience in operational and executive leadership in the restaurant industry.



LYNN SCHWEINFURTH

Executive Vice President and Chief Financial Officer

- Finance executive with more than 25 years of experience in finance, real estate, supply chain and information technology.



JONATHAN MUHTAR

Executive Vice President and Chief Concept Officer

- Creative executive with more than 20 years of experience in branding, marketing and product innovation.



MICHAEL KAPLAN

Executive Vice President and Chief Legal Officer

- Legal executive with more than 20 years of professional legal experience.



MICHAEL BUCHMEIER

Senior Vice President and Chief Operating Officer

- Operations executive with more than 20 years with the Red Robin brand.



DARLA MORSE

Executive Vice President and Chief Information Officer

- Enterprise technology executive with more than 25 years of experience.



WAYNE DAVIS

Senior Vice President and Chief People Officer

- Human resources executive with over 25 years of experience.

EXPERIENCED BOARD LEADERSHIP PROVIDING EFFECTIVE OVERSIGHT OF STRATEGY



DAVE PACE

Chairman of the Board and Director since 2019

- Co-Chief Executive Officer, Tastemaker Acquisition Corporation
- Committee Assignments: (C), CC



PAUL MURPHY

Director since 2019

- President and Chief Executive Officer, Red Robin



TOM CONFORTI

Director since 2019

- Former Senior Advisor, Executive Vice President and Chief Financial Officer, Wyndham Worldwide
- *Committee Assignments: *FC, AC*



CAMBRIA DUNAWAY

Director since 2014

- Chief Marketing Officer, Duolingo
- *Committee Assignments: *NGC*



G.J. HART

Director since 2019

- Chief Executive Officer, Torchy's Tacos
- *Committee Assignments: CC, FC*



KALEN HOLMES

Director since 2016

- Former Executive Vice President (Human Resources), Starbucks
- *Committee Assignments: *CC*



ANDDRIA VARNADO

Director since 2021

- President, Consumer Business, Kohler
- Committee Assignments: FC, NGC



STEVE LUMPKIN

Director since 2016

- Consultant, Former Executive Vice President, Chief Financial Officer and Director, Applebee's
- *Committee Assignments: *AC, FC*



ANTHONY ACKIL

Director since 2020

- Chief Executive Officer of Streetlight Ventures
- Committee Assignments: AC, NGC



ALLISON PAGE

Director since 2020

- Co-Founder and President, SevenRooms
- Committee Assignments: FC, NGC

HIGHLY ENGAGED BOARD COMMITTED TO EFFECTIVE GOVERNANCE

Public C-Suite Experience

Restaurant/Hospitality Executive Leadership

Governance

Accounting/Financial Expertise

Technology Strategy

Value Creation

Business Transformation

Marketing/Consumer Insights

6 Current and former CEOs / CFOs

6 Directors with turnaround experience

4 Diverse directors

2 Committees chaired by female directors

Audit Committee: AC, Compensation Committee: CC, Nominating and Governance Committee: NGC, Finance Committee: FC, Chair of the Board: (C), Chair of the Committee: *

Red Robin



WE ARE HIGHLY CONFIDENT IN OUR FUTURE

- Structurally **improved business model** for future growth as a result of the pandemic.
- Embedded new service model (TGX), improved management labor model and rationalized menu, resulting in improved operational execution and **high Guest satisfaction scores.**
- **Continuing the rollout of Donatos®** to approximately 400 restaurants by 2024, generating annual pizza sales of more than $60 million and profitability of more than $25 million.
- Proven ability to drive significant off-premises growth and **retaining a higher portion of off-premises sales** post-pandemic.
- **Investing in our future.**